Q4 FY17 Earnings Release Supplemental Material September 25, 2017

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would,” “guidance,” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non-recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which are forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Q4 FY17 Q4 FY16 Q4 FY17 Q4 FY16 Comp Sales (4%) (5%) Gross Margin 57.4% 57.5% 57.4% 57.4% BD&O 19.3% 18.1% 19.3% 18.7% SG&A 30.1% 29.8% 30.0% 30.1% EPS ($0.08) $0.07 $0.05 $0.08 GAAP Non-GAAP (a)Q4 FY17 Earnings Highlights 3 (a) Non-GAAP figures are adjusted to exclude restructuring and acquisition and integration expenses, non-cash purchase accounting entries, the impact of the 53rd week recorded in the fourth quarter of Fiscal 2016, and non-cash goodwill and intangible asset impairments

Q4 FY17 Sales Summary 4 Q4 FY17 Q4 FY16 Premium Fashion (3%) (6%) Ann Taylor (2%) (12%) LOFT (3%) (2%) Value Fashion (6%) (8%) maurices (8%) (9%) dressbarn (4%) (7%) Plus Fashion (4%) Flat Lane Bryant (6%) 1% Catherines 1% (5%) Kids Fashion (4%) (4%) Total Company (4%) (5%) Comp Sales Performance Premium 36% Value 29% Plus 22% Kids 13% Q4 FY17 Sales Mix (a) Represents results of ANN INC. which was acquired in the first quarter of Fiscal 2016; for comparative purposes, Q4 FY16 comp sales reflects internally generated ANN INC. data from the pre-acquisition period. (a)

5,000,000 93,579,518 (13,880,511) 4.8% (4.3%) 4.9% (17.6%) (1.5%) Premium Fashion Value Fashion Plus Fashion Kids Fashion Total Company Q4 FY17 End-of-Period Segment Inventory 5 (a) Growth vs. LY at Premium fashion segment primarily caused by floorset timing and shift of seasonal LOFT clearance event into August ($7M and $2M, respectively) (b) Growth vs. LY at Plus fashion segment primarily caused by early receipts and major product launches ($9M and $3M, respectively) (c) Decline vs. LY at Kids Fashion segment primarily driven by $9M reduction of liable Spring carryover goods and $4M in lower average unit cost (increased penetration of lower cost Specialty product) (a) (c) (b)

Q4 FY17 Capital Structure / Cash Flow  Capital expenditures: $59 million(a)  Ending cash and equivalents: $326 million(b)  Ending debt: $1,597 million(c)  Ending net debt to TTM EBITDA: ~2.4x(d)  TTM EBITDA cash interest coverage: ~6.1x(d,e)  Current liquidity: $826 million(f) 6 (a) Excludes change in period end accruals ($18.4 million as of Q3 FY17 and $26.6 million as of Q4 FY17) (b) Of total $326 million, $224 million (~69%) held outside the U.S. (c) Reflects remaining $1,597 million term loan balance; asset-based revolver undrawn at quarter end (d) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $529 million (e) Based on TTM average Term Loan balance of $1,602 million and TTM average interest rate of 5.37% (f) Ending cash and equivalents plus $500 million of availability under the asset based revolver

Real Estate Summary 7 Q4 FY16 Store Locations Store Locations Store Locations End of Q3 End of Q4 End of Q4 Premium Fashion 999 11 (10) 1,000 1,022 Ann Taylor 325 1 (4) 322 340 LOFT 674 10 (6) 678 682 Value Fashion 1,803 2 (21) 1,784 1,802 maurices 1,012 2 (9) 1,005 993 dressbarn 791 0 (12) 779 809 Plus Fashion 1,130 0 (7) 1,123 1,145 L ne Bryant 767 0 (3) 764 772 Catherines 363 0 (4) 359 373 Kids Fashion 918 0 (18) 900 937 Total Company 4,850 13 (56) 4,807 4,906 Q4 FY17 Store Locations Opened Store Locations Closed

(a) Included ~$3M in deal cost amortization, consistent with guidance Q4 Results vs. 6/8/17 Guidance Non-GAAP Basis 8 Actual Guidance Total Company Sales $1.659B $1.575 to $1.625B Comparable Sales Down 4% Down ~8% Gross Margin 57.4% 56.5% to 57.0% Depreciation and amortization $90M ~$87M Operating Income $44M $0 to $15M Interest expense (a) $26M ~$25M Effective tax rate 47% 45% Diluted share count 196M 196M EPS $0.05 ($0.06) to ($0.01)

(a) Inclusive of non-cash interest of approximately $3M and $12M (Q1 and full year, respectively) related to the amortization of the term loan original issue discount and debt issuance costs (b) Includes incremental $3M non-cash charge related to change in accounting treatment of stock-based compensation (c) The Company is issuing selected full year guidance, due to limited visibility to macro trends impacting sales Q1 and Full Year Fiscal 2018 Guidance - Non-GAAP Basis 9 Q1 FY18 Full Year FY18(c) Total Company Sales $1.58 to $1.62B Comparable Sales Down 4% to Down 5% Gross Margin 60.8% to 61.3% 58.1% to 58.6% Depreciation and amortization ~$90M $358 to $363M Operating Income $55 to $70M Interest expense(a) ~$24M $100 to $105M Effective tax rate(b) ~50% Diluted share count 196M 197M EPS $0.08 to $0.13 Capital Expenditures $190 to $220M Ending Store Count 4,600 to 4,650

Anticipated Platform Savings 10 $235M $300M(a) (a) Represents top of the $250M - $300M range $M FY15 FY16 FY17 FY18 FY19 FY20 Total ANN Synergies SG&A/COGS Non-merch procurement 9.4 24.0 15.3 2.0 50.7 Supply chain BD&O Distribution / fulfillment 12.1 2.1 2.5 16.6 COGS Transportation / logistics 26.9 12.0 7.2 46.1 Organizational efficiency SG&A Duplicative management teams 14.0 4.9 18.9 SG&A Employment benefit realignment 3.1 3.9 3.7 3.7 14.3 SG&A Public company costs / Other 2.1 1.1 3.3 ANN Cost Savings SG&A SG&A optimization 7.4 27.6 35.0 COGS COGS initiative 24.5 20.5 5.0 50.0 Total ANN Savings 7.4 56.2 96.4 54.7 20.3 0.0 235.0 Change for Growth Operating model SG&A Front office efficiencies 29.0 31.0 60.0 SG&A Corporate efficiencies 6.9 15.0 18.1 40.0 SG&A Non-merch procurement 16.2 30.8 45.0 8.0 100.0 BD&O Real estate 10.6 15.0 15.0 9.4 50.0 SG&A IT efficiencies 5.0 35.0 10.0 50.0 Total Change For Growth 0.0 0.0 62.7 96.8 113.1 27.4 300.0 Total Platform Savings 7.4 56.2 159.0 151.6 133.4 27.4 535.0 Total Cumulative Achieved Savings 7.4 63.6 222.6 374.2 507.6 535.0 535.0